                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant [ x ]     Filed by Party other than the Registrant [   ]

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ x ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Under Rule 14a-12

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                   (f/k/a/ International Sports Wagering Inc.)
         ---------------------------------------------------------------
                (Name of Registrant as specified in its charter)

               Payment of Filing Fee (Check the appropriate box):

                             [ x ] No fee required.
 [   ] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

1.       Title of each class of securities to which transaction applied:

         --------------------------------------------

2.       Aggregate number of securities to which transaction applies:

         --------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -------------

4.       Proposed maximum aggregate value of transaction:
                                                         -----------------------

5.       Total fee paid:
                        --------------------------------------------------------

         [   ]    Fee paid previously with preliminary materials.

         [   ]    Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

6.       Amount previously paid:
                                ------------------------------------------------

7.       Form, Schedule or Registration Statement No.:
                                                      --------------------------

8.       Filing Party:
                      ----------------------------------------------------------

9.       Date Filed:
                    ------------------------------------------------------------

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                                 2 Andrews Drive

                         West Paterson, New Jersey 07424

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be held on March 10, 2003

                      ------------------------------------


         TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN to the stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Radisson Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, NJ 07004, at 10:00 a.m., local time, on March 10, 2003 for the following purposes:

         1. To elect a board of five directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

         2. To approve an amendment to the Company's 1996 Stock Option Plan, to increase by 325,000 the total number of shares of Common Stock authorized for issuance under such Plan from 1,175,000 shares to 1,500,000.

         3. To ratify the selection of Eisner LLP as the Company's independent public accountants for the fiscal year ending September 30, 2003; and

         4. To transact such other and further business as may properly come before the Meeting or any adjournments thereof.

         Only stockholders of record of the Company at the close of business on February 7, 2003 are entitled to notice of and to vote at the Meeting or any adjournments thereof. The stock transfer books will not be closed.

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 accompanies this notice.


                                  By Order of the Board of Directors,



                                  Barry Mindes
                                  Chairman of the Board of Directors

West Paterson, New Jersey
February 10, 2003


                                RETURN OF PROXIES

         WE HOPE YOU PLAN TO ATTEND THE MEETING IN PERSON, BUT IN ANY EVENT YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY THE STOCKHOLDER AT ANY TIME PRIOR TO THE VOTING OF THE PROXY.

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                                 PROXY STATEMENT

                                     GENERAL

         The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of INTERACTIVE SYSTEMS WORLDWIDE INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Radisson Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, New Jersey 07004, on March 10, 2003 at 10:00 a.m., local time, or at any adjournments thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the related form of Proxy are being mailed on or about February 10, 2003, to all stockholders of record of the Company on February 7, 2003. Any Proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the Proxy by delivering a written notice to the Secretary of the Company, by executing and delivering a later dated Proxy or by attending the Meeting and voting in person.

         The management of the Company knows of no business other than that specified in Items 1, 2 and 3 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                             SOLICITATION OF PROXIES

         The persons named as proxies are Barry Mindes, Chairman of the Board, Chief Executive Officer and Secretary of the Company, and Bernard Albanese, Director, President and Treasurer of the Company. Shares of the Company's common stock, par value $.001 per share ("Common Stock") and shares of the Company's Series A Preferred Stock, par value $.001 per share ("Series A Preferred Stock"), represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder. In the absence of specification, the Common Stock and Series A Preferred Stock will be voted (i) FOR the election of each of the five persons nominated by the Board to serve as directors, (ii) FOR the amendment of the 1996 Stock Option Plan, (iii) FOR the ratification of the selection of Eisner LLP as the Company's independent public accountants for the fiscal year ending September 30, 2003 and (iv) in the discretion of the proxies, on any other business which may properly come before the Meeting.

         The cost of preparing, assembling and mailing the Notice of Annual Meeting, the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to solicitation of proxies by use of the mails, officers and employees of the Company, without extra remuneration, may solicit proxies personally, by telephone or other means of communication. The Company may also request brokerage houses, banking institutions and other custodians, nominees and fiduciaries, with respect to Common Stock or Series A Preferred Stock held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares and may reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

         Only stockholders of record at the close of business on February 7, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournments thereof. On the Record Date, the issued and outstanding securities of the Company entitled to vote at the Meeting consisted of 8,901,545 shares of Common Stock and 60,000 shares of Series A Preferred Stock. There was no other class of voting securities outstanding on the Record Date. Each outstanding share of Common Stock and each outstanding share of Series A Preferred Stock, voting together as a class, is entitled to one vote which may be cast in person or by proxy duly authorized in writing. No shares have cumulative voting rights.

         The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, counted together as a class, entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Directors are elected by a plurality of the voting power of the issued and outstanding Common Stock and Series A Preferred Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on the election of directors. To act on all other matters before or to come before the Meeting, the affirmative vote of the majority of the voting power of the issued and outstanding Common Stock and Series A Preferred Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on such subject matter will be required.

                               SECURITY OWNERSHIP

         The following table sets forth, as of February 7, 2003, certain information regarding the beneficial ownership of the Company's outstanding Common Stock by (i) each person known by the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each current director and executive officer of the Company, (iii) each nominee for election as a director and (iv) all directors and executive officers as a group. As of February 7, 2003, there were outstanding 8,901,545 shares of the Company's Common Stock and 60,000 shares of the Company's Series A Preferred Stock. No current director, executive officer, or nominee for election as a director or person known by the Company to beneficially own more than five percent of the outstanding Common Stock owns any shares of Series A Preferred Stock. All shares of Series A Preferred Stock that are outstanding as of February 7, 2003 are owned by MultiSport Games Development, Inc., a Delaware corporation.

                                                                    Amount and Nature of
Name and Address of Beneficial Owner (1)                          Beneficial Ownership (2)       Percent of Class (3)
----------------------------------------                          ------------------------       --------------------
Barry Mindes (4)                                                          3,023,952                       34.0
Mindes Family Limited Partnership                                         1,511,523                       17.0
Bernard Albanese (5) (6)                                                    487,419                        5.3
The Marie Albanese Trust, Marie Albanese                                    302,304                        3.4
 and Christine Albanese, trustees (6)
Fredric Kupersmith (7)                                                       98,696                        1.1
Janet Mandelker (8)                                                          94,661                        1.1
Harold Rapaport (9)                                                          96,368                        1.1
Andrew Harbison (10)                                                        207,990                        2.3
James McDade (11)                                                             - 0 -                      - 0 -
Jack Silver (12)                                                            501,000                        5.6
All directors and executive officers as a group                           4,009,086                       41.4
(7 persons) (13)

-------------------

(1) The address of each beneficial owner identified is c/o Interactive Systems Worldwide Inc., 2 Andrews Drive, West Paterson, NJ 07424, except as indicated in Note 12.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of options, warrants or convertible securities.

(3) Each beneficial owner's percentage ownership is determined by assuming that (i) options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date hereof, have been exercised or converted and are outstanding and (ii) 8,901,545 shares of Common Stock are outstanding, before any consideration is given to options, warrants or convertible securities.

(4) Includes 1,511,523 shares held by Mindes Family Limited Partnership, the general partner of which is an entity wholly-owned by Mr. Mindes. Mr. Mindes disclaims beneficial ownership of the shares owned by Mindes Family Limited Partnership to the extent such shares of Common Stock exceed his proportionate interest therein. Does not include shares of Common Stock beneficially owned by Mr. Mindes' daughter, Janet Mandelker, as to which Mr. Mindes disclaims beneficial ownership.

(5) Includes 336,267 shares underlying options held by Mr. Albanese which are exercisable within 60 days of the date hereof.

(6) Marie Albanese and Christine Albanese are the wife and daughter, respectively, of Mr. Albanese. Mr. Albanese disclaims beneficial interest in the shares of Common Stock held in such Trust.

(7) Includes 79,500 shares underlying options held by Mr. Kupersmith which are exercisable within 60 days of the date hereof.

(8) Represents 94,661 shares underlying options held by Ms. Mandelker which are exercisable within 60 days of the date hereof. Does not include any shares held by Mindes Family Limited Partnership. Ms. Mandelker disclaims beneficial interest in shares held by Mindes Family Limited Partnership to the extent such shares exceed her proportionate interest therein.

(9) Includes 88,604 shares underlying options held by Mr. Rapaport which are exercisable within 60 days of the date hereof.

(10) Includes 171,714 shares underlying options held by Mr. Harbison which are exercisable within 60 days of the date hereof.

(11) On July 22, 2002, Mr. McDade was granted options to purchase 60,000 shares of the Company's Common Stock at $1.59 per share, none of which are currently exercisable.

(12)     The address for Jack Silver is 660 Madison Avenue, New York, New York
         10021.

(13) Includes (i) 1,511,523 shares held by Mindes Family Limited Partnership (see Note 4 above) and (ii) an aggregate of 770,746 shares underlying options held by all directors and executive officers as a group which are exercisable within 60 days of the date hereof. Does not include 302,304 shares held by The Marie Albanese Trust (see Note 6 above).

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominations and Election of Directors

         The Board has nominated Bernard Albanese, Fredric Kupersmith, Barry Mindes, Janet Mandelker and Harold Rapaport (all of whom are members of the present Board of the Company and all of whom have been elected for a term ending at the Meeting) to serve as directors of the Company until the Company's 2004 annual meeting of stockholders and until their respective successors have been elected and qualified.

         Unless otherwise specified, shares represented by proxies will be voted in favor of the election of all of the nominees, except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such persons as the Board may recommend. Management does not presently contemplate that any of the nominees will become unavailable for any reason.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Information Covering Nominees

         The following table sets forth the names of the nominees and certain information with regard to each nominee.

         Name                        Age      Position with the Company
         ----                        ---      -------------------------
         Barry Mindes                 71      Chairman of the Board, Chief
                                              Executive Officer and Secretary
         Bernard Albanese             55      President, Treasurer and Director
         Fredric Kupersmith (1)       69      Director
         Janet Mandelker (1)(2)       35      Director
         Harold Rapaport (1)(2)       80      Director

-------------------
(1)  Member of the Audit Committee
(2)  Member of the Stock Option Committee

         Barry Mindes is the founder of the Company and has served as Chairman of the Board of the Company since inception. Since February 26, 2002, he has also served as Chief Executive Officer and since December 1998, he has also served as Secretary of the Company. From inception through August 1996, he also served as Chief Executive Officer, President and Secretary of the Company, and from inception to July 1995, he also served as Treasurer of the Company. Mr. Mindes founded Systems Enterprises Inc., a predecessor to the Company, in December 1992, and from its inception until its merger with the Company in May 1995, served as its only officer, director and stockholder.

         Bernard Albanese has served as President of the Company since September 1996, as Treasurer since July 1995, as Vice President-Systems from July 1995 until August 1996, and as a director since October 1996. From 1993 to 1995, Mr. Albanese was Vice President--Operations of Advanced Data Systems Inc., a provider of medical-related computer systems, in which position he was responsible for all installation, training and telephone support for an installed base of over 1,000 customers.

         Fredric Kupersmith has served as a director of the Company since October 1996. Since 1977, Mr. Kupersmith has been President of Polsim Consultants Inc., a private company that provides consulting services in communications, computer and television systems. From 1971 to 1992, Mr. Kupersmith held various executive positions at New York City Off-Track Betting Corporation, including Vice President of Computers and Communications Systems.

         Janet Mandelker has served as a director of the Company since July 1995. From March 1999 until May, 2001, she pursued graduate studies. From June 1998 until March 1999, she was an independent consultant. From December 1997 until June 1998, Ms. Mandelker served as a financial analyst with DePuy ACE Medical Company. From October 1996 through November 1997, she was an independent consultant. From 1992 until October 1996, Ms. Mandelker served as Assistant Managing Director of KuwAm Corporation, a private investment firm.

         Harold Rapaport has served as a director of the Company since July 1995. Mr. Rapaport is an electronics, communications and computer executive with over 40 years experience in management, technology and marketing. He is President of Rapaport Associates, management consultants to high technology businesses. From 1982 until 1995, he was Chairman of Control Transaction Corporation, a manufacturer of computer-based point of sale systems. Mr. Rapaport served as Chairman of the Board of RE Harrington Inc. from 1987 to 1996, when it was acquired by Health Plan Services Inc.

         All directors hold their office until the next annual meeting of stockholders of the Company and until their respective successors are elected and qualified. There are no family relationships between any of the directors or executive officers of the Company except that Barry Mindes is the father of Janet Mandelker.

Information Concerning the Board of Directors and Committees

         The business and affairs of the Company are managed by the Board, which met ten times and acted by unanimous written consent numerous times during the fiscal year ended September 30, 2002. During such fiscal year, all current directors attended at least 75% of the meetings of the Board and each of the Committees on which they served. The Board maintains two standing committees: the Audit Committee and the Stock Option Committee.

         The Stock Option Committee, consisting of Janet Mandelker and Harold Rapaport, has authority to administer the Company's 1995 and 1996 Stock Option Plans, and in this capacity determines the persons to whom options should be granted under such Plans and the number of options to be granted to such persons. The Stock Option Committee met once and acted by unanimous written consent several times during the fiscal year ended September 30, 2002.

         The Company does not have a nominating or a compensation committee.

Report of the Audit Committee*

         The Audit Committee, consisting of Fredric Kupersmith, Janet Mandelker and Harold Rapaport, operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for monitoring and overseeing the Company's internal controls and financial reporting processes as well as the independent audit of the Company's financial statements by the Company's independent public accountants. The Audit Committee has authority to recommend annually to the Board the engagement of the Company's independent public accountants and to review the independence of the accounting firm, the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. A majority of the members of the Audit Committee are independent as defined by the rules of the National Association of Securities Dealers. The Audit Committee met three times during the fiscal year ended September 30, 2002. The Audit Committee (a) reviewed and discussed the audited financial statements with management of the Company (b) discussed the matters required to be discussed by SAS 61, (c) received the written disclosures and a letter from Eisner LLP required by Independence Standards Board Standard No. 1 and has discussed with Eisner LLP, the Company's current independent public accountant, its independence and (d) based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission.


                                                     Respectfully submitted,



                                                     Fredric Kupersmith
                                                     Janet Mandelker
                                                     Harold Rapaport


-------------------
* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

                      EXECUTIVE OFFICERS AND KEY PERSONNEL

         Set forth below is certain information, as of February 7, 2003, regarding the executive officers and key personnel of the Company.

         Name                   Age     Positions with the Company
         ----                   ---     -------------------------
         Barry Mindes            71     Chief Executive Officer, Chairman of the
                                        Board and Secretary
         Bernard Albanese        55     President, Treasurer and Director
         James McDade            36     Vice President - Chief Financial Officer
         Andrew Harbison         44     Vice President-Software Development

         Information relating to Mr. Mindes and Mr. Albanese is set forth under "Information Covering Nominees."

         Andrew Harbison has served as Vice President-Software Development of the Company since October 1996. From June 1995 to October 1996, Mr. Harbison served as Manager of Software Development of the Company. From 1993 to 1995, Mr. Harbison served as Vice President of Programming of Infomed Holdings, Inc., in which position he was in charge of the programming and data conversion department consisting of 25 individuals involved in developing computer systems for medical billing, clinical records and managed care systems.

         James McDade has served as Vice President - Chief Financial Officer since July 19, 2002. From November 2001 to June 2002, Mr. McDade was a financial consultant. From April 2000 to October 2001, Mr. McDade served as Chief Financial Officer of Uvine Ltd., a U.K.-based company, where he was also a Director from September 2000 to October 2001. From 1999 to 2000 he served as Assistant Director with PricewaterhouseCoopers in London, England. From 1988 to 2000, Mr. McDade held several positions with PricewaterhouseCoopers in both the U.S. and U.K., primarily as a reorganization and corporate finance consultant.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company for the fiscal years ended September 30, 2002, 2001 and 2000 to Barry Mindes, the Company's Chairman of the Board and Chief Executive Officer, and to each of the most highly compensated executive officers and key personnel, whose annual base salary and bonus compensation exceeded $100,000.

                           Summary Compensation Table

                                                            Annual
                                                       Compensation (1)                     Long Term Compensation
                                            ------------------------------------   -------------------------------------
                                                                                          Awards              Payouts
                                                                                          ------              -------
                                                                                        Securities           All Other
  Name and Principal Positions      Year          Salary               Bonus        Underlying Options     Compensation
                                                    ($)                 ($)                 (#)                 ($)
--------------------------------   ------   ------------------   ---------------   --------------------   --------------
Barry Mindes                        2002          326,923               -0-                 -0-                 -0-
Chief Executive Officer and         2001          273,077               -0-                 -0-                 -0-
Chairman of the Board               2000          212,115               -0-                 -0-                 -0-

Bernard Albanese (2)                2002          276,923               -0-               15,000
President and Treasurer             2001          223,068               -0-                 -0-                 -0-
                                    2000          179,615               -0-               60,000                -0-

Andrew Harbison (3)                 2002          152,000             18,000               6,000
Vice President-Software             2001          134,615               -0-                 -0-                 -0-
Development                         2000          122,923             11,500              24,000                -0-



-------------------

(1) Excludes personal benefits which did not exceed the lesser $50,000 or 10%, on annual basis, of such person's salary and bonus. No person listed in the Table received benefits or other annual compensation during the years shown that exceeded the lesser of $50,000 or 10% of such person's salary and bonus. (See "Employment Agreements" for a description of the employment agreements between the Company and each of Messrs. Mindes and Albanese, including the benefits payable thereunder.)
(2) On October 12, 1999, Mr. Albanese was granted options to purchase 60,000 shares of the Company's Common Stock at an exercise price of $0.69 per share. On July 31, 2002, Mr. Albanese was granted options to purchase 15,000 shares of the Company's Common Stock at an exercise price of $1.87 per share.
(3) On October 12, 1999, Mr. Harbison was granted options to purchase 24,000 shares of the Company's Common Stock at an exercise price of $0.69 per share. On July 31, 2002, Mr. Harbison was granted options to purchase 6,000 shares of the Company's Common Stock at an exercise price of $1.87 per share.

Stock Option Tables

                        Option Grants in Last Fiscal Year

         The following table sets forth for the fiscal year ended September 30, 2002, the options to purchase Common Stock granted to the executives named below.

                                                          Individual Grants
                                                          -----------------

                                                          Percent of Total
                                 Number of Securities    Options Granted to
                                      Underlying         Employees in Fiscal      Exercise Price
Name                               Options Granted            Year (1)              ($/Sh) (2)           Expiration Date
----------------------------    ----------------------  ---------------------  --------------------  ------------------------
Barry Mindes
Chief Executive Officer
and Chairman of the Board                -0-                     -0-                   -0-                          N/A

Bernard Albanese
President and Treasurer               15,000 (3)                 6.3                  1.87                July 30, 2012

Andrew Harbison
Vice President-Software
Development                           6,000 (3)                  2.5                  1.87                July 30, 2012

James McDade
Vice President - Chief
Financial Officer                     60,000 (4)                25.1                  1.59                July 21, 2012

(1) During the fiscal year ended September 30, 2002, the Company granted a total of 179,000 options to employees under the 1996 Stock Option Plan and 60,000 options to employees under the 1995 Stock Option Plan. The total number of options granted in the fiscal year ended September 30, 2002 was used in calculating the percentages set forth below.

(2) The exercise price is equal to the fair market value of the Common Stock on the date of the grant of such options.

(3) Represents options granted on July 31, 2002, which vest in two equal annual installments, on July 31, 2003 and July 31, 2004 (see Notes 2 and 3 to Summary Compensation Table).

(4) Represents options granted on July 22, 2002, which vest in four equal annual installments commencing on July 8, 2003.

               Aggregate Option Exercises in Last Fiscal Year and
                          Fiscal Year-End Option Values

         The following table sets forth, as of September 30, 2002, information concerning outstanding options to purchase Common Stock held by the executives named below.

                                                                Number of Securities              Value of Unexercised
                                                               Underlying Unexercised            "In-the Money" Options
                                                            Options at September 30, 2002       at September 30, 2002(1)
                                                          ---------------------------------  --------------------------------
                                Shares
                              Acquired on      Value
                               Exercise     Realized (2)   Exercisable      Unexercisable     Exercisable     Unexercisable
                             ------------- -------------  -------------   -----------------  -------------  -----------------
Barry Mindes
Chief Executive Officer
and Chairman of the Board         -0-           -0-             -0-               -0-                -0-              -0-
Bernard Albanese
President and Treasurer           -0-           -0-           321,267            45,000           $268,317          $28,575
Andrew Harbison
Vice President-Software
Development                       -0-           -0-           165,714            18,000           $135,181          $11,430
James McDade
Vice President - Chief
Financial Officer                 -0-           -0-              -0-             60,000               -0-            $3,000

-------------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the Common Stock on such date exceeds the exercise price of the option. The last sales price of the securities underlying the options on September 30, 2002, was $1.64 per share.

(2) Value realized is the closing market price of the Common Stock on the date of exercise less the option price, multiplied by the number of shares acquired, or that could be acquired, on exercise.


Employment Agreements

         The Company entered into an employment agreement with Barry Mindes dated as of March 17, 2000, as amended on December 20, 2002, for the period from March 17, 2000 through December 31, 2003, pursuant to which (i) Mr. Mindes receives a base salary of not less than $250,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; (iv) six weeks of vacation each year; and (v) severance equal to one year's base salary and continuation of fringe benefits at the end of the term of the Agreement. In the event that, during the term (a) the Company requests that he relocate and, as a consequence, he voluntarily terminates his employment, or (b) the Company terminates his employment other than for "cause" (as defined in the Agreement), or his employment terminates as a result of his death or disability, he or his representative is entitled to continued payment of his base salary and benefits for a period of one year. In addition, in the event of a "change of control" (as defined in the Agreement) of the Company during the term, followed by termination of his employment either (i) by the Company, other than as a result of death or disability or for cause, or (ii) by him for "good reason" (as defined in the Agreement), he is entitled to continued payment of base salary and benefits until the end of the term, but not for less than one year. In addition, Mr. Mindes is entitled to payment of such severance if, after a change of control, he elects voluntarily to terminate his employment with the Company. Mr. Mindes is also entitled, at the Company's expense, to the use of a leased automobile, including all operating, maintenance and insurance expenses. In addition, in lieu of participating in the health insurance program provided by the Company, Mr. Mindes may elect to participate in other health insurance (including Medicare), in which case the Company shall pay or reimburse him for
(i) any deductible or co-payments required to be paid by him, (ii) any medical or hospitalization costs not reimbursed to him by such other health insurance (and/or Medicare) and (iii) the premiums for his existing life insurance policies in the amount of $200,000, provided that the aggregate payment or reimbursement per annum to which he shall be entitled for all of the foregoing during the term of the Agreement shall not exceed $13,400. Mr. Mindes' current base salary is $350,000 per annum.

         The Company entered into an employment agreement with Bernard Albanese dated as of March 17, 2000, for the period from March 17, 2000 through June 30, 2003, pursuant to which (i) Mr. Albanese receives a base salary of not less than $200,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; (iv) four weeks of vacation each year; and (v) severance equal to one year's base salary in the event (a) the Company requests that he relocate and, as a consequence, he voluntarily terminates his employment, or (b) the Company terminates his employment other than for "cause" (as defined in the Agreement) or if his employment terminates as a result of his death or disability during the term or after the term but while he continues to be employed by the Company, or (c) upon expiration of the term of the Agreement without the Agreement being renewed or replaced. In addition, in the event of a "change of control" (as defined in the Agreement) of the Company, followed by termination of his employment either (i) by the Company, other than as a result of death or disability or for cause, or (ii) by him for "good reason" (as defined in the Agreement), he is entitled to (a) if termination occurs during the term, continued payment of base salary and benefits until the end of the term but not for less than one year, or (b) if termination occurs after the term, but while he is still employed by the Company, payment of one year's base salary and benefits. Mr. Albanese is also entitled, at the Company's expense, to the use of a leased automobile, including all operating, maintenance and insurance expenses. The Agreement also provides that if his employment terminates for any reason whatsoever, including his death or disability, other than by the Company for cause or by him voluntarily (other than as permitted by the Agreement), all stock options theretofore granted to him which have not become exercisable shall vest and become exercisable and remain exercisable in accordance with the Company's 1995 and 1996 Stock Option Plans and related stock option agreements. The Agreement also provides that if Mr. Albanese has been employed by the Company for a total of 10 years, he will have the right, in his discretion, to voluntarily retire from the Company and upon such retirement he is entitled to receive continuation of his base salary and benefits for a period of one year. Mr. Albanese's current base salary is $300,000 per annum.

         Each of Messrs. Mindes and Albanese has entered into agreements restricting competitive activities for 12 months following termination of their employment and prohibiting disclosure of confidential information of the Company.

Director Compensation

         Prior to October 1, 1998, outside directors did not receive any cash compensation for their services as members of the Board or Committees of the Board, although they were reimbursed for their out-of-pocket expenses incurred in attending Board and Committee meetings. Effective as of October 1, 1998, the Company paid each outside director $1,000 for each Board meeting attended, up to a maximum of $4,000 per fiscal year. Effective as of October 1, 2000, the Company pays each outside director $12,000 per year, payable quarterly. The Company also periodically grants to outside directors options to purchase Common Stock. During the fiscal year ending September 30, 2002, each of the outside directors was granted options to purchase 12,000 shares of the Company's Common Stock at an exercise price of $1.87 per share, the fair market value on the date of the grant of such options. Each of such outside directors have been granted options in prior fiscal years, all of which have been described in proxy statements previously furnished to the Company's stockholders (see "Security Ownership").

            PROPOSAL NO. 2 - AMENDMENT OF THE 1996 STOCK OPTION PLAN

         The Company has two stock option plans pursuant to which options to purchase Common Stock may be granted and under which options are currently outstanding. The 1995 Stock Option Plan, as amended (the "1995 Plan") and the 1996 Stock Option Plan, as amended (the "1996 Plan," collectively the "Plans"). As of February 7, 2003, there were (a) 504,919 options outstanding and 20,805 options available for grant under the 1995 Plan and (b) 921,000 options outstanding and 155,001 options available for grant under the 1996 Plan.

         Stockholders are requested to approve an amendment to the 1996 Plan to increase the number of shares of Common Stock authorized for issuance under the 1996 Plan by 325,000 shares, from a total of 1,175,000 shares to 1,500,000 shares. The purpose of the increase is to ensure that the Company can continue to grant stock options to officers, directors, employees and consultants at levels determined appropriate by the Board of Directors and the Stock Option Committee. As a result of the recent acquisition of Global Interactive Gaming Ltd., the number of employees in the Company to whom options were, and may in the future be, granted increased substantially. The Company believes that its ability to continue to provide attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals. The Company also believes the grant of stock options encourages employees to build long-term stockholder value. The affirmative vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 1996 Plan.

         The following is a summary of the material provisions of the 1995 and 1996 Plans, as heretofore amended, and are qualified in their entirety by the specific language of each Plan, which Plans have been previously filed with the SEC.

         1996 Stock Option Plan. In October 1996, the Board adopted and the stockholders approved the 1996 Plan which authorized the grant of options to purchase up to 825,000 shares of Common Stock. In March 2000, the Board adopted and the stockholders approved an amendment to the 1996 Plan increasing by 350,000 the total number of shares of Common Stock authorized for issuance under the 1996 Plan from 825,000 to 1,175,000 shares. The purpose of the 1996 Plan is to attract and retain exemplary employees, agents, consultants and directors. As of February 7, 2003, options to purchase 921,000 shares were outstanding, options to purchase 98,999 shares had been exercised and options to purchase 155,001 shares remained available for grant. The shares subject to and available under the 1996 Plan may consist, in whole or in part, of authorized but unissued shares of Common Stock or treasury stock not reserved for any other purpose. Any shares subject to an option that terminates, expires or lapses for any reason, and any shares purchased pursuant to an option and subsequently repurchased by the Company pursuant to the terms of the option, shall again be available for grant under the 1996 Plan.

         The 1996 Plan provides for the grant of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code, as amended ("Code")) and non-qualified stock options ("NQSOs") at the discretion of the administrator of the 1996 Plan. The Stock Option Committee administers the 1996 Plan. Subject to the terms of the 1996 Plan, the Board determines the terms and conditions of options granted under the 1996 Plan. Options granted under the 1996 Plan are evidenced by written agreements which contain such terms, conditions, limitations and restrictions as the Board deems advisable and which are not inconsistent with the 1996 Plan. ISOs may be granted to individuals who, at the time of grant, are officers or other employees of the Company. NQSOs may be granted to individuals who, at the time of grant, are employees, directors, officers, agents or consultants of the Company whether or not such agents or consultants are employees of the Company. The 1996 Plan provides that the Board must establish an exercise price for ISOs that is no less than the fair market value per share of the Common Stock at the date of grant. The exercise price for NQSOs shall be determined by the Board.

         Options under the 1996 Plan may provide for the payment of the exercise price by (i) delivery of cash or a check payable to the order of the Company,
(ii) "cashless exercises" (delivery of shares of stock of the Company having a fair market value equal to the exercise price), or (iii) any combination of (i) and (ii).

         To the extent that the aggregate fair market value, as of the date of grant, of the shares into which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the ISO will be treated as an NQSO. In addition, if an optionee owns more than 10% of the Company's stock at the time such optionee is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years. Options granted under the 1996 Plan may not be exercisable for terms in excess of 10 years from the date of grant. No options may be granted under the 1996 Plan later than 10 years after the 1996 Plan's effective date.

         Options granted under the 1996 Plan to officers, directors, employees or consultants of the Company generally may be exercised only while the optionee is employed or retained by the Company or within one year after termination of the optionee's employment or consulting relationship by reason of death or permanent disability, and three months after termination for any other reason except termination for cause (unless such options expire sooner by their terms). Options are nontransferable, except by will or the laws of descent and distribution.

         The number and exercise price of shares of Common Stock covered by each option, the total number of options that may be granted under the Plan and the maximum number of options that may be granted to any optionee will be proportionately adjusted to reflect any stock dividend, stock split or other recapitalization of the Company.

         In addition, unless otherwise determined by the Board in its discretion, upon (i) any merger or consolidation of the Company pursuant to which the stockholders receive cash or securities of another corporation and less than a majority of the outstanding stock of the surviving corporation pursuant to such merger or consolidation shall be owned by the stockholders of the Company, (ii) a sale to another entity of all or substantially all of the assets of the Company, or (iii) a "change of control" of the Company (as defined), the Company shall, or shall cause such surviving corporation or the purchaser of the Company's assets, to deliver to the optionees the same kind of consideration that is delivered to the stockholders of the Company as a result of such merger, consolidation, sale or change of control, or the Board may cancel all outstanding options in exchange for consideration in cash or marketable securities, which consideration shall be equal in value to the value of the securities the optionee would have received had the option been exercised, less the exercise price therefor. The Board also has the right to accelerate the exercisability of options upon the occurrence of any such merger, consolidation, sale or change of control.

         The Board may amend the Plans as it deems advisable provided that the Board may not, without stockholder approval, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plans.

         1995 Stock Option Plan. In May 1995, the Board adopted and the stockholders approved the 1995 Plan. The 1995 Plan is substantially similar to the 1996 Plan, except that there were 649,948 shares of Common Stock authorized for issuance pursuant to options which may be granted thereunder, of which, as of February 7, 2003, options to purchase a total of 504,919 shares were outstanding, 124,224 options had been exercised and options to purchase 20,805 shares were available for grant.

         The specific benefits or amounts which have been or which may be received by directors, officers and employees under the 1995 Plan and the 1996 Plan, to the extent determinable as of September 30, 2002, are as follows:

                                                       1995 Plan Benefits                 1996 Plan Benefits
                                               --------------------------------    -------------------------------
                                                Dollar Value         Number         Dollar Value        Number
                                                   ($) (1)          of Shares          ($) (1)       of Shares (2)
                                               --------------    --------------    --------------   --------------
Barry Mindes                                         -0-                                 -0-               -0-

Bernard Albanese                                   155,792           166,267           141,100          185,000

Andrew Harbison                                     87,811            93,714            58,800           84,000

James McDade                                         3,000            60,000             -0-              -0-

Executive Officer Group                            246,603           319,981           199,900          269,000
(4 persons)

Fredric Kupersmith                                   -0-               -0-              50,796           67,500

Janet Mandelker                                     19,828            21,161            45,276           61,500

Harold Rapaport                                     12,747            13,604            46,656           63,000

Executive Director Group                            32,575            34,765           142,728          192,000
(3 persons)

Non-Executive Officer Group (21 persons)            84,062            89,714           110,077          163,000

-------------------

(1) Dollar value of options equals the fair market value of the Common Stock at September 30, 2002 ($1.64) less the option exercise price, multiplied by the number of options held by such person or group, whether or not such options were fully vested and exercisable. These benefits are hypothetical since the dollar value realized is based upon the last sales price of the Company's Common Stock on the NASDAQ (Small Cap) Market on September 30, 2002 ($1.64 per share), the last day of its fiscal year. The amount that may be actually realized upon exercise of any option and the sale of the shares issuable upon exercise of such option, could be higher or lower than the amounts set forth as in this table. The closing price of the Company's Common Stock on January 17, 2003 was $2.84 per share. Had that price been used, the benefits realized as shown in the table would have been substantially higher.

(2) Excludes the following options that are not in-the-money based upon the final sales price of the Company's Common Stock on September 30, 2002 ($1.64); Mr. Albanese - 15,000; Mr. Harbison - 6,000; Mr. Kupersmith - 12,000; Ms. Mandelker - 12,000; Mr. Rapaport 12,000; and Non-Executive Officer Group - 165,000.

Federal Income Tax Consequences

         The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Plans and with respect to the exercise of options and sale of Common Stock under the Plans.

         Incentive Stock Options. In general, an optionee will not recognize regular taxable income upon the grant or exercise of an ISO. Instead, an optionee will recognize taxable income with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO ("ISO Stock"). The exercise of an ISO may, however, subject the optionee to the alternative minimum tax.

         Generally, the tax consequences of selling ISO Stock will vary with the length of time that the optionee has owned the ISO Stock at the time it is sold. If the Optionee sells the ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and more than one year from the date the option was exercised (the "Exercise Date"), then the optionee will recognize a long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

         If the optionee sells ISO Stock for more than the exercise price, prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the optionee will be ordinary compensation income and the remaining gain, if any, will be a capital gain. The capital gain will be a long-term capital gain if the optionee has held the ISO Stock for more than one year prior to the date of sale.

         If the optionee sells ISO Stock for less than the exercise price, then the optionee will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the optionee has held the ISO Stock for more than one year prior the date of sale.

         Non-Qualified Stock Options. As in the case of an ISO, an optionee will not recognize taxable income upon the grant of an NQSO. Unlike the case of an ISO, however, an optionee who exercises an NQSO generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the NQSO ("NQSO Stock") on the Exercise Date over the exercise price.

         With respect to any NQSO Stock, an optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the NQSO. Upon selling NQSO Stock, an optionee generally will recognize a capital gain or loss in an amount equal to the excess of the sale price of the NQSO Stock over the optionee's tax basis in the NQSO Stock. This capital gain or loss will be a long-term gain or loss if the optionee has held the NQSO Stock for more than one year prior to the date of the sale.

         Tax Consequences to the Company. The grant of an option under the Plans will have no tax consequences to the Company. Moreover, in general, neither the exercise of an ISO nor the sale of any Common Stock acquired under the Plans will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by an optionee under the Plans, including as a result of the exercise of an NQSO or a Disqualifying Disposition.

    THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT OF THE 1996 PLAN IS IN
      THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE
           RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                   PROPOSAL NO. 3 - RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         On April 9, 2001, the Board decided to change the Company's independent public accountants. The decision was recommended by the Audit Committee of the Board and was based upon cost considerations resulting from increases in fees proposed by KPMG LLP, the Company's prior independent public accounting firm. KPMG LLP was notified of the Company's decision on April 9, 2001. KPMG LLP had been the Company's independent public accountant since 1996. The audit reports of KPMG LLP on the financial statements of the Company as of and for the fiscal years ended September 30, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the two fiscal years ended September 30, 2000, and subsequent interim period through April 9, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make a reference in connection with their opinion to the subject matter of the disagreement.

         On April 9, 2001, the Company's Board, based upon the recommendation of the Audit Committee of the Board, engaged the firm of Eisner LLP as its independent public accountants for the fiscal year ended September 30, 2001. Neither the Company nor any person on the Company's behalf, during the two fiscal years ended September 30, 2000 and the subsequent interim periods prior to the engagement of Eisner LLP, consulted with Eisner LLP with regard to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no advice, written or oral, was provided that was an important factor considered by the Company in reaching its decision as to the accounting, auditing or financial reporting issue.

         Representatives of Eisner LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY EISNER LLP
DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002

         Audit Fees:

         Fees billed to the Company by Eisner LLP during the Company's fiscal year ended September 30, 2002 for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the periods ended December 31, 2001, March 31, 2002 and June 30, 2002, totaled $62,500.

         Financial Information Systems Design and Implementation Fees:

         The Company did not engage Eisner LLP or KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2002.

         All Other Fees:

         The Company engaged Eisner LLP to provide professional services relating to the accounting, reporting and tax implications of the acquisition of Global Interactive Gaming Ltd. Fees billed to the Company by Eisner LLP for these services totaled $59,700. The Company did not engage KPMG LLP to provide any other non-audit services, including tax related services, during the fiscal year ended September 30, 2002.

          THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF EISNER
            LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY
                 FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

                                 OTHER BUSINESS

         Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying Proxy will vote such Proxy in their discretion.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of such stock with the SEC. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied with these requirements during the fiscal year ended September 30, 2002.

                                  ANNUAL REPORT

         The Annual Report of the Company on Form 10-KSB for the fiscal year ended September 30, 2002, including financial statements but excluding exhibits, is being furnished herewith to stockholders of record of the Company on the Record Date. The Annual Report does not constitute a part of the proxy soliciting material.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Any stockholder desiring to present proposals to stockholders at the 2004 Annual Meeting of Stockholders of the Company must transmit such proposal to the Company in writing and such proposal must be received by the Secretary of the Company at its offices no later than October 13, 2003. All such proposals should be in compliance with applicable SEC regulations. If any such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority to vote against the proposal when it is raised at the 2004 Annual Meeting.


                                         By Order of the Board of Directors




                                         Barry Mindes
                                         Chairman of the Board



A copy of the Company's Annual Report on Form 10-KSB for the year ended September 30, 2002, including financial statements and schedules thereto filed with the SEC, is available without charge to stockholders upon written request addressed to James McDade, Interactive Systems Worldwide Inc., 2 Andrews Drive, West Paterson, New Jersey 07424.

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    2 Andrews Drive, West Paterson, NJ 07424

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MARCH 10, 2003


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
         The undersigned hereby appoints BARRY MINDES and BERNARD ALBANESE, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value, of INTERACTIVE SYSTEMS WORLDWIDE INC. held of record by the undersigned on February 7, 2003, at the Annual Meeting of Stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., on March 10, 2003 at 10:00 a.m., local time, or at any adjournments thereof.

(1)  Election of Directors

|_|  FOR all nominees listed below     |_|  WITHHOLD AUTHORITY to vote for all
     (except as indicated otherwise         nominees listed below
     below)

INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

NOMINEES: Bernard Albanese, Fredric Kupersmith, Janet Mandelker, Barry Mindes and Harold Rapaport

WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEES:

(2)      To approve an amendment to the Company's 1996 Stock Option Plan, to          FOR         AGAINST        ABSTAIN
         increase by 325,000 the total number of shares of Common Stock               |_|           |_|            |_|
         authorized for issuance under such Plan from 1,175,000 shares to
         1,500,000 shares

(3)      To ratify the selection of Eisner LLP as the Company's independent           FOR         AGAINST        ABSTAIN
         public accountants for the fiscal year ending September 30, 2003.            |_|           |_|            |_|

(4)      In their discretion, the Proxies are authorized to vote upon such other      FOR         AGAINST        ABSTAIN
         business as may properly come before the meeting or any adjournments         |_|           |_|            |_|
         thereof.

                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                         Date:                            , 2003
                                              ----------------------------


                                         Stockholder:
                                                     ---------------------------


                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Signature if held jointly

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    2 Andrews Drive, West Paterson, NJ 07424

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MARCH 10, 2003


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
         The undersigned hereby appoints BARRY MINDES and BERNARD ALBANESE, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Series A Preferred Stock, $.001 par value, of INTERACTIVE SYSTEMS WORLDWIDE INC. held of record by the undersigned on February 7, 2003, at the Annual Meeting of Stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., on March 10, 2003 at 10:00 a.m., local time, or at any adjournments thereof.

(1)  Election of Directors

|_|  FOR all nominees listed below     |_|  WITHHOLD AUTHORITY to vote for all
     (except as indicated otherwise         nominees listed below
     below)

INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

NOMINEES: Bernard Albanese, Fredric Kupersmith, Janet Mandelker, Barry Mindes and Harold Rapaport

WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEES:

(2)      To approve an amendment to the Company's 1996 Stock Option Plan, to          FOR         AGAINST        ABSTAIN
         increase by 325,000 the total number of shares of Common Stock               |_|           |_|            |_|
         authorized for issuance under such Plan from 1,175,000 shares to
         1,500,000 shares

(3)      To ratify the selection of Eisner LLP as the Company's independent           FOR         AGAINST        ABSTAIN
         public accountants for the fiscal year ending September 30, 2003.            |_|           |_|            |_|

(4)      In their discretion, the Proxies are authorized to vote upon such other      FOR         AGAINST        ABSTAIN
         business as may properly come before the meeting or any adjournments         |_|           |_|            |_|
         thereof.

                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                         Date:                            , 2003
                                              ----------------------------


                                         Stockholder:
                                                     ---------------------------


                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Signature if held jointly

                                                                        Appendix

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                    f/k/a International Sports Wagering Inc.

                             1996 STOCK OPTION PLAN

       (As Amended January 7, 1999, January 26, 2000 and January 2, 2003)

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    f/k/a International Sports Wagering Inc.
                             1996 STOCK OPTION PLAN

                                Table of Contents

                                                                            Page

1. Purpose of the Plan.........................................................1

2. Stock Subject to the Plan...................................................1

3. Administration of the Plan..................................................2

4. Type of Option..............................................................3

5. Eligibility.................................................................3

6. Restrictions on Options.....................................................3

7. Option Agreement; Disqualifying Dispositions................................4

8. Option Price................................................................5

9. Manner of Payment; Manner of Exercise.......................................5

10. Exercise of Options........................................................6

11. Term of Options; Exercisability............................................6

12. Transferability............................................................8

13. Recapitalization, Reorganizations and the Like.............................8

14. No Special Employment Rights..............................................10

15. Withholding...............................................................10

16. Restrictions on Exercise of Options and Issuance of Shares................10

17. Purchase for Investment; Rights of Holder on Subsequent Registration......11

18. Loans.....................................................................11

19. Modification of Outstanding Options.......................................11

20. Approval of Board and Stockholders........................................12

21. Termination and Amendment of Plan.........................................12

22. Duties of the Company.....................................................12

23. Limitation of Rights in the Option Shares.................................12

24. Governing Law.............................................................13

25. Notices...................................................................13

26. Headings..................................................................13

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    f/k/a International Sports Wagering Inc.
                             1996 STOCK OPTION PLAN
       (As Amended January 7, 1999, January 26, 2000 and January 2, 2003)

1.       Purpose of the Plan.

         The purpose of the Interactive Systems Worldwide Inc. f/k/a International Sports Wagering Inc. 1996 Stock Option Plan (the "Plan") is to advance the interests of Interactive Systems Worldwide Inc., a Delaware corporation (the "Company"), by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and consultants to, the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations promulgated thereunder (the "Regulations"). Such employees, agents and directors of, and consultants to, the Company or any subsidiary are hereinafter referred to individually as an "Eligible Person" and collectively as "Eligible Persons". By providing an opportunity for such stock ownership, the Company seeks to attract and retain qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business.

2.       Stock Subject to the Plan.

         (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, having no par value per share, of the Company (the "Common Stock") for which options may be granted under the Plan (the "Options") shall be 1,500,000(1), subject to adjustment as provided in Section 13 hereof.

         (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan.

         (c) Common Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other conditions or restrictions as shall be determined by the Board of Directors of the Company (the "Board").


--------
(1) This number was increased by 350,000 shares (from 825,000 to 1,175,000) by Amendment approved by the Board of Directors on January 26, 2000 and approved by the Stockholders on March 22, 2000, and increased by 325,000 (from 1,175,000 to 1,500,000) by Amendment approved by the Board of Directors on January 2, 2003.

         (d) The maximum number of Options that may be granted to any Eligible Person during any calendar year is 300,000.(2)

3.       Administration of the Plan.

         (a) The Plan shall be administered by the Board. No member of the Board shall act upon any matter affecting any Option granted or to be granted to himself or herself under the Plan; provided, however, that nothing contained herein shall be deemed to prohibit a member of the Board from acting upon any matter generally affecting the Plan or any Options granted thereunder. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of the Common Stock only as provided in the Plan, and shares shall be issued upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to determine the Eligible Persons who shall be issued Options, the times when Options shall be granted and within which they may be exercised, the prices at which Options shall be exercised, the number of shares of Common Stock to be subject to each Option and whether an Option shall be treated as an incentive stock option or a non-qualified stock option. The Board shall also have the authority, subject to the express provisions of the Plan, to amend the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, to construe the respective option agreements and the Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. Notwithstanding the foregoing, the maximum aggregate number of Options that may be granted to any Eligible Person during any one-year period shall not exceed 300,000. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting solely of two or more "Non-Employee Directors" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee. The existence of such a committee shall not affect the power or authority of the Board to administer the Plan. For the purposes of the Plan, the term "Non-Employee Director" shall have the meaning ascribed to it in paragraph (b)(3) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.


--------
(2) Section 2(d) was added by Amendment approved by the Board of Directors on January 7, 1999 and approved by the Stockholders on February 26, 1999.

4.       Type of Option.

         Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Code or non-qualified stock options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified stock options automatically without further action by the Board on the date of such failure to continue to meet the requirements of Section 422 of the Code.

5.       Eligibility.

         Options designated as incentive stock options may be granted only to Eligible Persons who are officers or employees of the Company or of any subsidiary. Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified stock options may be granted to any Eligible Person.

         The Board shall take into account such factors as it may deem relevant in determining the number of shares of Common Stock to be included in an Option to be granted to any Eligible Person.

6.       Restrictions on Options.

         Incentive stock options (but not non-qualified stock options) granted under this Plan shall be subject to the following restrictions:

         (a) Limitation on Number of Shares. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In determining the fair market value under this clause (a), the provisions of Section 8 hereof shall apply. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of
                  Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

         (b) Ten Percent Stockholder. If any Eligible Person to whom an incentive stock option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

                  (i) The Option price per share subject to such Options shall be not less than 110% of the fair market value of the shares of Common Stock with respect to which Options are granted (determined as of the date such Option was granted). In determining the fair market value under this clause (i), the provisions of
                           Section 8 hereof shall apply.

                  (ii) The Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

7.       Option Agreement; Disqualifying Dispositions.

         (a) Each Option shall be evidenced by an option agreement, in a form approved from time to time by the Board (the "Agreement"), duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee.

         (b) If an optionee makes a "disposition" (within the meaning of Section 424(c) of the Code) of shares of Common Stock issued upon exercise of an incentive stock option within two years from the date of grant or within one year from the date the shares of Common Stock are transferred to the optionee, the optionee shall, within ten days of disposition, notify the Board and deliver to it any withholding and employment taxes due. However, if the optionee is a person subject to Section 16(b) of the Exchange Act, delivery of any withholding and employment taxes due may be deferred until ten days after the date any income on the disposition is recognized under Section 83 of the Code. The Company may cause a legend to be affixed to certificates representing shares of Common Stock issued upon exercise of incentive stock options to ensure that the Board receives notice of disqualifying dispositions.

8.       Option Price.

         (a) The Option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board.

         (b) Subject to the conditions set forth in Section 6(b) hereof, the Option price or prices of shares of the Company's Common Stock designated as incentive stock options shall be at least the fair market value of such Common Stock on the date the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

         (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if there are no such sales on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and "Ask" prices, if any, as reported in the National Association of Securities Dealers National Daily Quotation Service for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with Section 422 of the Code.

9.       Manner of Payment; Manner of Exercise.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a fair market value (at the date of exercise) equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with Section 8 hereof.

         (b) To the extent that an Option is exercisable, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in
                  Section 9(a) hereof. No exercise of an Option may be made for fewer than 100 full shares of Common Stock unless such exercise is made for the entire fractional amount of a share remaining to be purchased pursuant to such Option. Upon such exercise, delivery of a certificate for paid-up, non-assessable shares shall be made by the Company to the person or persons exercising the Option within 20 business days after receipt of such notice by the Company.

10.      Exercise of Options.

         Each Option granted under the Plan shall, subject to Sections 11(b), 13 and 16 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that except as otherwise provided pursuant to the provisions of Section 6(b) hereof, no Option granted under the Plan shall have a term in excess of ten years from the date of grant.

11.      Term of Options; Exercisability.

         (a)      Term.

                  (i) Each Option shall expire on a date determined by the Board which is not more than ten years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) for earlier termination as herein provided.

                  (ii) Except as otherwise provided in this Section 11, an Option granted to any optionee who ceases to be an Eligible Person for any reason shall terminate on the earlier of (i) three (3) months after the date such optionee ceased to be an Eligible Person, or (ii) the date on which the Option expires by its terms.

                  (iii) If an optionee ceases to be an Eligible Person because the Company has terminated his or her status with the Company for cause (as such term is defined in any employment or similar agreement between such optionee and the Company or, if there is no such agreement, or such agreement does not contain provisions relating to termination or removal for cause, as such term is defined by the law of the State of New York), such Option will, to the extent not terminated, be deemed to have terminated on the date immediately preceding the date the optionee ceased to be an Eligible Person.

                  (iv) If an optionee ceases to be an Eligible Person because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one year after the date such optionee ceased to be an Eligible Person, or (ii) the date on which the Option expires by its terms.

                  (v) In the event of the death of any optionee, such Option shall terminate on the earlier of (i) one year after the date of death, or (ii) the date on which the Option expires by its terms.

         (b)      Exercisability.

                  (i) Except as otherwise provided in this Section 11(b), an Option granted to an optionee who thereafter ceases to be an Eligible Person shall be exercisable only to the extent that the right to purchase shares under such Option is exercisable on the date such optionee ceased to be an Eligible Person.

                  (ii) An Option granted to an optionee who ceases to be an Eligible Person because he or she has become disabled (as such term is defined in any employment or similar agreement between such optionee and the Company or, if there is no such agreement, or such agreement does not contain provisions relating to termination or removal for disability, as determined by the Board) shall be immediately exercisable as to the full number of shares covered by such Option, whether or not under the provisions of the Plan or Agreement such Option was otherwise exercisable as of the date of disability.

                  (iii) In the event of the death of an optionee, the Option granted to such optionee may be exercised as to the full number of shares covered by such Option, whether or not under the provisions of the Plan or Agreement the optionee was otherwise exercisable at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

                  (iv) In addition to the acceleration of the exercisability of Options pursuant to this Section 11(b) and Section 13(b)(ii) hereof, the Board shall have the right, in the exercise of its discretion and for any reason, and with the consent of the optionee, to accelerate the date on which Options shall be exercisable.

12.      Transferability.

         The right of any optionee to exercise any Option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of such optionee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon such Option. The Board shall have discretion to grant any Option that is not designated as an incentive stock option, free of any or all of the restrictions described in this Section.

13.      Recapitalization, Reorganizations and the Like.

         (a) In the event that after October 25, 1996 the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, recapitalization, reclassification, stock split, combination of shares, or dividends payable in capital stock, appropriate and equitable adjustment shall be made by the Board, in its sole discretion, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

         (b) (i) In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (I) merger or consolidation pursuant to which the Company's stockholders shall receive cash or securities of another corporation and less than 50% of the outstanding capital stock of the surviving corporation pursuant to such merger or consolidation shall be owned by the stockholders of the Company, (II) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (III) Change in Control of the Company, the Company shall, or shall cause such surviving corporation or the purchaser(s) of the Company's assets to, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such merger, consolidation, sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or marketable securities, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such merger, consolidation, sale, conveyance or Change in Control, less the Option price therefor or, in lieu thereof, the Board shall give the optionee at least twenty days prior written notice of any such transaction in order to enable the optionee to exercise the exercisable portion, if any, of the Option. Upon receipt of such consideration or effective on the date specified in such notice, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

                  (ii) The Board shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such merger, consolidation, sale, conveyance or Change in Control.

         (c) A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time Beneficially Owned (as defined in Rule 13d-3 under the Exchange Act) less than 40% of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates Beneficially Own 50% or more of the Common Stock outstanding.

         (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan. In the event of such issuance or assumption, the provisions of Section 13(b) hereof shall not be applicable.

14.      No Special Employment Rights.

         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment for purposes of any Option shall be determined by the Board at the time of such occurrence.

15.      Withholding.

         The Company's obligation to deliver shares upon the exercise of any Option granted under the Plan shall be subject to the Option holder's satisfaction of any applicable federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements.

16.      Restrictions on Exercise of Options and Issuance of Shares.

         (a) Notwithstanding the provisions of Sections 9 and 11 hereof, an Option cannot be exercised, and the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares, until one of the following conditions shall be satisfied:

                  (i) The shares with respect to which such Option has been exercised are at the time of the issuance of such shares effectively registered or qualified under applicable federal and state securities acts now in force or as hereafter amended; or

                  (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such shares is exempt from registration and qualification under applicable federal and state securities acts now in force or as hereafter amended.

         (b) The Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares in respect of which any Option may be exercised or to cause the issuance of such shares to be exempt from registration and qualification under applicable federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

17.      Purchase for Investment; Rights of Holder on Subsequent Registration.

         Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

         In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

18.      Loans.

         At the discretion of the Board, the Company may loan to the optionee, or pay to the optionee as a bonus, some or all of the purchase price of the shares acquired upon exercise of an Option, the terms of such loans or bonus to be at the discretion of the Board.

19.      Modification of Outstanding Options.

         Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan. Without limiting the foregoing, the Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares and having, at the discretion of the Board and subject to Sections 6 and 8 hereof, an exercise price, in the case of Options designated as non-qualified stock options, as shall be determined by the Board and, in the case of Options designated as incentive stock options, of not less than one hundred percent (100%) of the fair market value of the Common Stock on the new grant date.



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

20.      Approval of Board and Stockholders.

         The Plan shall become effective upon adoption by the Board and the stockholders of the Company; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company within 12 months after the date of adoption of the Plan by the Board. If the stockholders of the Company fail to approve the Plan within 12 months after the date of adoption of the Plan by the Board, the Plan and all stock options granted thereunder shall be and become null and void and of no further force or effect.

21.      Termination and Amendment of Plan.
         Unless sooner terminated as herein provided, the Plan shall terminate ten years from the earlier of (x) the date on which the Plan was duly adopted by the Board, and (y) the date on which the Plan was duly approved by the stockholders of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20 hereof, increase the maximum number of shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act (if any), applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option theretofore granted to him or her.

22.      Duties of the Company.

         The Company shall at all times keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

23.      Limitation of Rights in the Option Shares.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options until (x) the Option shall have been exercised with respect thereto (including payment to the Company of the exercise price) and (y) the earlier to occur of (i) the delivery by the Company to the optionee of a certificate therefor, or (ii) the date on which the Company is required to deliver a certificate pursuant to Section 9(b) hereof.



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

24.      Governing Law.

         The Plan and all Options shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of law.

25.      Notices.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.

26.      Headings.

         The headings contained in this Plan are for convenience of reference only and in no way define, limit or describe the scope or intent of the Plan or in any way affect this Agreement.





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